UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

Generex biotechnology corpORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification №.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Introductory Note: A form 8-K previously filed mistakenly stated that the new pay date for the 1:1 dividend had been extended to December 12, 2019. The correct pay date, as set forth below, is November 29, 2019.

Item 3.03.	Material Modification to Rights of Security Holders.

On October 29, 2019, Generex Biotechnology Corporation (“Generex”) announced an extension of the payment date for the common stock dividend on its shares of common stock, par value $.001 per share, at a ratio of 1 for 1, previously declared by the Board of Directors. The pay date for the 1:1 dividend has been extended 30 days to November 29, 2019. The record date remains August 30th, 2019.

On October 29, 2019, Generex issued a press release related to the dividend payment extension, a copy of which is furnished herewith as Exhibit 99.1, announcing the extension of the payment date for the common stock dividend.

The press release attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 8.01 of this Current Report on Form 8-K.

The information contained in the press release is summary information that is intended to be considered in the context of Generex’s filings with the SEC and other public announcements that Generex makes, by press release or otherwise, from time to time. Generex undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release dated October 29, 2019 issued by Generex Biotechnology Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2019

Generex Biotechnology Corp.

/s/Joe Moscato

By: Joe Moscato, CEO, President